Stock-Based Compensation	12 Months Ended
Dec. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
15.	Stock-Based Compensation

On May 1, 2011, based on the approval of the shareholders, the Company granted stock options to its directors, executive officers and certain employees to acquire 912,000 shares of common stock. These option awards vest after two years of continued service beginning on the grant date and have a four year exercisable period. The grant-date fair value per share of the stock options granted during the year ended December 31, 2011 was ¥772.

On May 1, 2010, based on the approval of the shareholders, the Company granted stock options to its directors, executive officers and certain employees to acquire 890,000 shares of common stock. These option awards vest after two years of continued service beginning on the grant date and have a four year exercisable period. The grant-date fair value per share of the stock options granted during the year ended December 31, 2010 was ¥988.

The compensation cost recognized for these stock options for the years ended December 31, 2017, 2016 and 2015 was nil.

A summary of option activity under the stock option plans as of and for the years ended December 31, 2017, 2016 and 2015 is presented below:

	Shares	Weighted-average exercise price	Weighted-average remaining contractual term	Aggregate intrinsic value
		(Yen)	(Year)	(Millions of yen)
Outstanding at January 1, 2015	1,861,800	4,036	0.7	248
Exercised	(249,600)	3,311
Forfeited/Expired	(316,200)	3,678

Outstanding at December 31, 2015	1,296,000	4,263	0.4	—
Exercised	—	—
Forfeited/Expired	(693,000)	4,500

Outstanding at December 31, 2016	603,000	3,990	0.2	—
Exercised	—	—
Forfeited/Expired	(603,000)	3,990

Outstanding at December 31, 2017	—	—		—

Exercisable at December 31, 2017	—	—		—

Cash received from the exercise of stock options for the years ended December 31, 2017 and 2016 were nil, and 2015 was ¥826 million, respectively.